Execution Copy


                          AMENDED AND RESTATED GUARANTY

      THIS AMENDED AND RESTATED GUARANTY (as the same may be amended, restated, supplemented or otherwise modified from time to time, this "Guaranty") is made as of December 22, 2006, by each of J-W GAS GATHERING, L.L.C., a Kansas limited liability company, PONDEROSA GAS PIPELINE COMPANY, LLC, a Kansas limited liability company, PRODUCERS SERVICE, LLC, a Kansas limited liability company, QUEST CHEROKEE OILFIELD SERVICE, LLC, a Delaware limited liability company, QUEST ENERGY SERVICE, LLC., a Kansas limited liability company, QUEST OIL & GAS, LLC, a Kansas limited liability company, and STP CHEROKEE, LLC, an Oklahoma limited liability company (each, an "Initial Guarantor," and together with any additional Subsidiaries which become parties to this Guaranty by executing a Supplement hereto in the form attached hereto as Annex I, the "Guarantors"), in favor of Guggenheim Corporate Funding, LLC, as Administrative Agent (the "Administrative Agent") for the benefit of the Secured Parties (as defined in the Security Agreement). Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Third Lien Term Loan Agreement described below.

                                   WITNESSETH:

      WHEREAS, Quest Cherokee, LLC and Quest Resource Corporation (collectively, the "Borrowers") have entered into that certain Third Lien Term Loan Agreement dated as of June 9, 2006, by and among the Borrowers, the Administrative Agent, and certain financial institutions from time to time party thereto (the "Lenders") (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Third Lien Term Loan Agreement") which Third Lien Term Loan Agreement provides, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations by the Lenders to the Borrowers;

      WHEREAS the Third Lien Term Loan Agreement provides,  subject to the terms
and  conditions   thereof,   for  extensions  of  credit  and  other   financial
accommodations by the Lenders to the Borrowers;

      WHEREAS, certain Guarantors have previously entered into directly or by joinder that certain Guaranty dated as of June 9, 2006 in favor of the Administrative Agent (the "Original Guaranty") pursuant to which certain Guarantors guaranteed all of the Borrowers' obligations arising under the Third Lien Term Loan Agreement;

      WHEREAS, it is a condition precedent to the extensions of credit by the Lenders under the Third Lien Term Loan Agreement that each of the Guarantors execute and deliver this Guaranty, whereby each of the Guarantors, without limitation and with full recourse, shall guarantee the payment when due of all Indebtedness, including, without limitation, all principal, interest, letter of credit reimbursement obligations and other amounts that shall be at any time payable by each Borrower under the Third Lien Term Loan Agreement or the other Loan Documents; and

      WHEREAS, in consideration of the direct and indirect financial and other support that the Borrowers have provided, and such direct and indirect financial and other support as the

Borrowers may in the future provide, to the Guarantors, and in order to induce the Lenders and the Administrative Agent to enter into the Third Lien Term Loan Agreement, each of the Guarantors is willing to guarantee the Indebtedness under the Third Lien Term Loan Agreement and the other Loan Documents;

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Original Guaranty is hereby amended and restated in its entirety as follows:

          Section 1. Representations, Warranties and Covenants. In order to induce the Administrative Agent and the Lenders to enter into the Third Lien Term Loan Agreement and to make the Loans and the other financial accommodations to the Borrowers, each of the Guarantors represents and warrants to each Lender and the Administrative Agent as of the date of this Agreement, giving effect to the consummation of the transactions contemplated by the Loan Documents on the Effective Date, and thereafter on each date as required by Section 6.02 of the Third Lien Term Loan Agreement that:

          (a) It (i) is a corporation, partnership or limited liability company duly incorporated or organized, as the case may be, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization,
(ii) is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction where the business by it makes such qualification necessary, except where the failure to qualify could not reasonably be expected to have a Material Adverse Effect, and (iii) has all requisite corporate, partnership or limited liability company power and authority, as the case may be, to own, operate and encumber its property and to conduct its business in each jurisdiction in which its business is conducted.

          (b) It has the requisite corporate, limited liability company or partnership, as applicable, power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance by each of its obligations hereunder have been duly authorized by proper proceedings, and this Guaranty constitutes a legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor, in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), and (iii) requirements of reasonableness, good faith and fair dealing.

          (c) Neither the execution and delivery by it of this Guaranty, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will (i) conflict with the charter or other organizational documents of such Guarantor, (ii) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any law, rule, regulation, order, writ, judgment, injunction, decree or award (including, without limitation, any environmental property transfer laws or regulations) applicable to such Guarantor or any provisions of any indenture, instrument or agreement to which such Guarantor is party or is subject or which it or its property is bound or affected, or require termination of any such indenture, instrument or agreement, except where such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect, (iii) result


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


in or require the creation or imposition of any Lien whatsoever upon any of the property or assets of such Guarantor, other than Liens permitted or created by the Loan Documents, or (iv) require any approval of such Guarantor's board of directors or shareholders or unitholders except such as have been obtained. Except as set forth in Section 7.03 of the Third Lien Term Loan Agreement the execution, delivery and performance by the Guarantors of each of the Loan Documents to which such Guarantor is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any governmental authority, including under any environmental property transfer laws or regulations, except filings, consents or notices which have been made.

          (d) It has no Debt other than Debt permitted under Section 9.02 of the Third Lien Term Loan Agreement.

      In addition to the foregoing, each of the Guarantors covenants that, so long as any Lender has any Commitment outstanding under the Third Lien Term Loan Agreement or any amount payable under the Third Lien Term Loan Agreement or any other Indebtedness shall remain unpaid, it will, and, if necessary, will enable the Borrowers to, fully comply with those covenants and agreements of the Borrowers applicable to such Guarantor set forth in such Third Lien Term Loan Agreement.

          Section 2. The Guaranty. Each of the Guarantors hereby unconditionally guarantees, jointly and severally with the other Guarantors, the full and punctual payment and performance when due (whether at stated maturity, upon acceleration or otherwise) of the Indebtedness, including, without limitation,
(i) the principal of and interest on each Loan made to each Borrower pursuant to the Third Lien Term Loan Agreement, (ii) all other amounts payable by each Borrower under the Third Lien Term Loan Agreement and the other Loan Documents, including, without limitation, all obligations under Swap Agreements, and (iii) the punctual and faithful performance, keeping, observance, and fulfillment by each Borrower of all of the agreements, conditions, covenants, and obligations of such Borrower contained in the Loan Documents (all of the foregoing being referred to collectively as the "Guaranteed Indebtedness"). Upon (x) the failure by any Borrower, or any of its Affiliates, as applicable, to pay punctually any such amount or perform such obligation, and (y) such failure continuing beyond any applicable grace or notice and cure period, each of the Guarantors agrees that it shall forthwith on demand pay such amount or perform such obligation at the place and in the manner specified in the Third Lien Term Loan Agreement or the relevant Loan Document, as the case may be. Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection. This Guaranty shall be subordinated in right of payment to the Guaranty granted by the Guarantors to the Administrative Agent pursuant to the Senior Credit Agreement and the Second Lien Term Loan Agreement and any right to payment under this Guaranty shall at all times be subject to the terms of the Intercreditor Agreement.

          Section 3. Guaranty Unconditional. Except as otherwise provided in
Section 2 of this Agreement, the obligations of each of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:


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


                    (i) any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Indebtedness or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Indebtedness, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Indebtedness or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Indebtedness;

                    (ii) any modification or amendment of or supplement to the Third Lien Term Loan Agreement, any Swap Agreement or any other Loan Document, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Indebtedness guaranteed hereby;

                    (iii) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Indebtedness or any part thereof, any other guaranties with respect to the Guaranteed Indebtedness or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Indebtedness or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Indebtedness;

                    (iv) any change in the corporate, partnership or other existence, structure or ownership of any Borrower or any other guarantor of any of the Guaranteed Indebtedness, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower or any other guarantor of the Guaranteed Indebtedness, or any of their respective assets or any resulting release or discharge of any obligation of any Borrower or any other guarantor of any of the Guaranteed Indebtedness;

                    (v) the existence of any claim, setoff or other rights which the Guarantors may have at any time against any Borrower, any other guarantor of any of the Guaranteed Indebtedness, the Administrative Agent, any Secured Party or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                    (vi) the enforceability or validity of the Guaranteed Indebtedness or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Indebtedness or any part thereof, or any other invalidity or unenforceability relating to or against any Borrower or any other guarantor of any of the Guaranteed Indebtedness, for any reason related to the Third Lien Term Loan Agreement, any Swap Agreement or any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by any Borrower or any other guarantor of the Guaranteed Indebtedness, of any of the Guaranteed Indebtedness;

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


                    (vii) the failure of the Administrative Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Indebtedness, if any;

                    (viii) the election by, or on behalf of, any one or more of the Holders of Secured Indebtedness, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

                    (ix) any borrowing or grant of a security interest by any Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

                    (x) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Secured Parties or the Administrative Agent for repayment of all or any part of the Guaranteed Indebtedness;

                    (xi) the failure of any other guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or

                    (xii) any other act or omission to act or delay of any kind by any Borrower, any other guarantor of the Guaranteed Indebtedness, the Administrative Agent, any Secured Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 3, constitute a legal or equitable discharge of any Guarantor's obligations hereunder.

          Section 4. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. Each of the Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Indebtedness (other than contingent indemnity obligations and Indebtedness in respect of Swap Agreements) shall have been paid in full in cash and the Commitments under the Third Lien Term Loan Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Loan or any other amount payable by any Borrower or any other party under the Third Lien Term Loan Agreement, any Swap Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, each of the Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

          Section 5. General Waivers; Additional Waivers.

          (A) General Waivers. Each of the Guarantors irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest and, to the fullest extent permitted by law, any notice not provided for herein or under the other Loan Documents, as well as any requirement that at any time any action be taken by any Person against any Borrower, any other guarantor of the Guaranteed Indebtedness, or any other Person.

          (B)  Additional  Waivers.   Notwithstanding  anything  herein  to  the
contrary, each of the Guarantors hereby absolutely, unconditionally, knowingly, and expressly waives:


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


                    (i) any right it may have to revoke this Guaranty as to future indebtedness or notice of acceptance hereof;

                    (ii) (1) notice of acceptance hereof; (2) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Indebtedness; (3) notice of the amount of the Guaranteed Indebtedness, subject, however, to each Guarantor's right to make inquiry of Administrative Agent and Secured Parties to ascertain the amount of the Guaranteed Indebtedness at any reasonable time; (4) notice of any adverse change in the financial condition of any Borrower or of any other fact that might increase such Guarantor's risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (6) notice of any Default or Event of Default; and (7) all other notices (except if such notice is specifically required to be given to such Guarantor hereunder or under the Loan Documents) and demands to which each Guarantor might otherwise be entitled;

                    (iii) its right, if any, to require the Administrative Agent and the other Secured Parties to institute suit against, or to exhaust any rights and remedies which the Administrative Agent and the other Secured Parties have or may have against, the other Guarantors or any third party, or against any collateral provided by the other Guarantors or any third party; and each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Indebtedness shall have been fully and finally performed and indefeasibly paid) of the other Guarantors or by reason of the cessation from any cause whatsoever of the liability of the other Guarantors in respect thereof;

                    (iv) (a) any  rights to assert  against  the  Administrative
          Agent and the other Secured Parties any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the other Guarantors or any other party liable to the Administrative Agent and the other Secured Parties; (b) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Indebtedness or any security therefor; and (c) any defense such Guarantor has to performance hereunder, and any right such Guarantor has to be exonerated, arising by reason of: the impairment or suspension of the Administrative Agent's and the other Secured Parties' rights or remedies against the other Guarantors; the alteration by the Administrative Agent and the other Secured Parties of the Guaranteed Indebtedness; any discharge of the other Guarantors' obligations to the Administrative Agent and the other Secured Parties by operation of law as a result of the Administrative Agent's and the other Secured Parties' intervention or omission; or the acceptance by the Administrative Agent and the other Secured Parties of anything in partial satisfaction of the Guaranteed Indebtedness; and

                    (v) any defense arising by reason of or deriving from (a) any claim or defense based upon an election of remedies by the Administrative Agent and the other Secured Parties; or (b) any election by the Administrative Agent and the other Secured Parties under Section 1111(b) of Title 11 of the United States Code entitled "Bankruptcy", as


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


      now and hereafter in effect (or any successor statute), to limit the amount of, or any collateral securing, its claim against the Guarantors:

          Section 6. Subordination of Subrogation. Until the Guaranteed Indebtedness have been paid in full in cash and finally performed (other than contingent indemnity obligations and Indebtedness in respect of the Swap Agreements) the Guarantors (i) shall have no right of subrogation with respect to such Guaranteed Indebtedness and (ii) waive any right to enforce any remedy which the Secured Parties or the Administrative Agent now have or may hereafter have against any Borrower, any endorser or any guarantor of all or any part of the Indebtedness or any other Person, and until such time the Guarantors waive any benefit of, and any right to participate in, any security or collateral given to the Secured Parties and the Administrative Agent to secure the payment or performance of all or any part of the Guaranteed Indebtedness or any other liability of each Borrower to the Secured Parties. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably (A) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that the Guarantor may have to the payment in full in cash of the Guaranteed Indebtedness until the Guaranteed Indebtedness are paid in full in cash (other than contingent indemnity obligations and Indebtedness in respect of Swap Agreements) and (B) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Indebtedness are paid in full in cash (other than contingent indemnity obligations other than Indebtedness in respect of Swap Agreements). Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the Secured Parties and shall not limit or otherwise affect such Guarantor's liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Secured Parties and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 6.

          Section 7. Contribution with Respect to Guaranteed Indebtedness.

          (a) To the extent that any Guarantor shall make a payment under this Guaranty (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Indebtedness satisfied by such Guarantor Payment in the same proportion as such Guarantor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following payment in full in cash of the Guarantor Payment and the Guaranteed Indebtedness (other than contingent indemnity obligations and Indebtedness in respect of Swap Agreements), and all Commitments have terminated or expired, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

          (b) As of any date of determination, the "Allocable Amount" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section

548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

          (c) This Section 7 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 7 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.

          (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing.

          (e) The rights of the indemnified Guarantors against other Guarantors under this Section 7 shall be exercisable upon the full and indefeasible payment of the Guaranteed Indebtedness (other than contingent indemnity obligations and Indebtedness in respect of Swap Agreements) in full in cash and the termination or expiry (or in the case of all Letters of Credit full collateralization), on terms reasonably acceptable to the Administrative Agent, of the Commitments under the Third Lien Term Loan Agreement.

          Section 8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Borrower under the Third Lien Term Loan Agreement, any counterparty to any Swap Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of any Borrower or any of their Affiliates, all such amounts otherwise subject to acceleration under the terms of the Third Lien Term Loan Agreement, any Swap Agreement or any other Loan Document shall nonetheless be payable by each of the Guarantors hereunder forthwith on demand by the Administrative Agent. Section 9. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Section 12.01 of the Third Lien Term Loan Agreement with respect to the Administrative Agent at its notice address therein and, with respect to any Guarantor, in the care of the Borrowers at the address of the Borrowers set forth in the Third Lien Term Loan Agreement, or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of such
Section 12.01. Section 10. No Waivers. No failure or delay by the Administrative Agent or any Secured Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Third Lien Term Loan Agreement, any Swap Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law. Section 11. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Secured Parties and their respective successors and permitted assigns, provided, that no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of the Administrative Agent, and any such assignment in violation


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



of this Section 11 shall be null and void; and in the event of an assignment of any amounts payable under the Third Lien Term Loan Agreement, any Swap Agreement or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.

          Section 12. Changes in Writing. Other than in connection with the addition of additional Subsidiaries, which become parties hereto by executing a Supplement hereto in the form attached as Annex I, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Administrative Agent with the consent of the requisite Lenders as required under the terms of the Third Lien Term Loan Agreement. Section 13. CHOICE OF LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Section 14. CONSENT TO JURISDICTION; JURY TRIAL.

          (A) CONSENT TO JURISDICTION. EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENTS AND EACH GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GUARANTOR AGAINST THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY SECURED PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT SHALL BE BROUGHT ONLY IN A COURT SITTING IN NEW YORK, NEW YORK.

          (B) WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

          Section 15. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

          Section 16. Expenses of Enforcement, Etc. Subject to the terms of the Third Lien Term Loan Agreement, if an Event of Default has occurred and is continuing under the Third Lien Term Loan Agreement, the Lenders shall have the right at any time to direct the Administrative Agent to commence enforcement proceedings with respect to the Guaranteed Indebtedness. The Guarantors agree to reimburse the Administrative Agent and the Secured Parties for any costs and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Administrative Agent and the Secured Parties, which attorneys may be employees of the Administrative Agent or the Secured Parties) paid or incurred by the Administrative Agent or any Secured Party in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty. The Administrative Agent agrees to distribute payments received from any of the Guarantors hereunder to the Secured Parties on a pro rata basis for application in accordance with the terms of the Third Lien Term Loan Agreement and the Intercreditor Agreement.

          Section 17. Setoff. At any time after all or any part of the Guaranteed Indebtedness have become due and payable (by acceleration or otherwise), each Secured Party and the Administrative Agent may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guaranteed Indebtedness (i) any indebtedness due or to become due from such Secured Party or the Administrative Agent to any Guarantor, and (ii) any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of such Secured Party or the Administrative Agent or any of their respective affiliates.

          Section 18. Financial Information. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of each Borrower and any and all endorsers and/or other Guarantors of all or any part of the Guaranteed Indebtedness, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Indebtedness, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the Secured Party or the Administrative Agent shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any Secured Party or the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such Secured Party or the Administrative Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Secured Party or the Administrative Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or
(iii) to make any other or future disclosures of such information or any other information to such Guarantor.

          Section 19. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          Section 20. Merger. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between any Guarantor and any Secured Party or the Administrative Agent.

          Section 21. Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

                           [SIGNATURE PAGES TO FOLLOW]

      IN WITNESS WHEREOF, each Initial Guarantor has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

QUEST CHEROKEE OILFIELD SERVICE, LLC,    J-W GAS GATHERING, L.L.C., as a
as a Guarantor                           Guarantor

By: Quest Cherokee, LLC, its sole member By: /s/ Jerry D. Cash
                                             --------------------------------
                                         Name: Jerry D. Cash
By: /s/ Jerry D. Cash                    Title: Chief Executive Officer
    ------------------------------
Name: Jerry D. Cash
Title: Chief Executive Officer

QUEST ENERGY SERVICE, LLC, as a          PONDEROSA GAS PIPELINE COMPANY, LLC,
Guarantor                                as a Guarantor

By: /s/ Jerry D. Cash                   By: /s/ Jerry D. Cash
    ------------------------------          ---------------------------------
Name: Jerry D. Cash                      Name: Jerry D. Cash
Title: Chief Executive Officer           Title: Chief Executive Officer

QUEST OIL & GAS, LLC, as a Guarantor     PRODUCERS SERVICE, LLC, as a Guarantor

By: /s/ Jerry D. Cash                   By: /s/ Jerry D. Cash
    ------------------------------          ---------------------------------
Name: Jerry D. Cash                      Name: Jerry D. Cash
Title: Chief Executive Officer           Title: President and Chief
                                                Executive Officer
STP CHEROKEE, LLC, as a Guarantor

By: /s/ Jerry D. Cash
    ------------------------------
Name: Jerry D. Cash
Title: President and Chief
       Executive Officer

Acknowledged and Agreed to:

GUGGENHEIM CORPORATE FUNDING, LLC,  as Administrative Agent

By: /s/ Todd Boehly
    -----------------------------
Name: Todd Boehly
Title: Managing Partner

                               ANNEX I TO GUARANTY

      Reference is hereby made to the Amended and Restated Guaranty (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), dated as of December 22, 2006, made by each of J-W GAS GATHERING, L.L.C., a Kansas limited liability company, PONDEROSA GAS PIPELINE COMPANY, LLC, a Kansas limited liability company, PRODUCERS SERVICE, LLC, a
Kansas limited liability company, QUEST CHEROKEE OILFIELD SERVICE, LLC, a Delaware limited liability company, QUEST ENERGY SERVICE, LLC, a Kansas limited liability company, QUEST OIL & GAS, LLC, a Kansas limited liability company, and STP CHEROKEE, LLC, an Oklahoma limited liability company (each an "Initial Guarantor", and together with any additional Subsidiaries which become parties to the Guaranty by executing a Supplement thereto substantially similar in form and substance hereto, the "Guarantors"), in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, under the Third Lien Term Loan Agreement. Each capitalized term used herein and not defined herein shall have the meaning given to it in the Guaranty. By its execution below, the undersigned, [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company], agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 1 of the Guaranty are true and correct in all respects as of the date hereof.

      IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company] has executed and delivered this Annex I counterpart to the Guaranty as of this __________ day of _________,
----.

[NAME OF NEW GUARANTOR]


By:____________________________________
Title:__________________________________